Rule 497(e)
                                      Registration Nos. 333-176976 and 811-22245



                      FIRST TRUST EXCHANGE-TRADED FUND III

                FIRST TRUST PREFERRED SECURITIES AND INCOME ETF
                                  (the "Fund")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
                              DATED MARCH 2, 2015


                             DATED FEBRUARY 2, 2016


      Notwithstanding anything to the contrary in the Fund's prospectus, the fourth sentence of the section entitled "Additional Information on the Fund's Investment Objective and Strategies" is replaced with the following:

            The Sub-Advisor expects that at least 25% of the Fund's net assets will be invested in exchange-listed securities.



      The Fund's investment strategy that is changing is non-fundamental and is not required to be approved by shareholders. The Fund anticipates implementing the change to the investment strategy beginning on or around April 11, 2016.



            PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS
                              FOR FUTURE REFERENCE